CHEYENNE SOFTWARE, INC.

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                                 RESTATED BY-LAWS

                              AS OF _________, 1996

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                                    ARTICLE I

                                     OFFICES


                   Section 1. Delaware Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

                   Section 2. Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the corporation may require.


                                    ARTICLE II

                             MEETING OF STOCKHOLDERS

                   Section 1. Place of Meeting. All meetings of the stockholders for the election of directors shall be held in the City of New York, County of New York, at such place as may be fixed from time to time by the board of directors, or at such other place, either within or without the State of Delaware, as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

                   Section 2.  Annual Meeting.  A meeting of
         stockholders shall be held annually, at which the stockholders shall elect, by written ballot only and a plurality vote, a board of directors, and transact such other business as may properly be brought before the meeting. Commencing with the year 1986, such annual meetings shall be held at 10:00 A.M., on







         the fifteenth day of November, and if such day is a legal holiday, then on the next secular day following, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

                   Section 3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, to each stockholder entitled to vote at such meeting. Annual meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 2 of ARTICLE IV of these by-laws. Any previously scheduled annual meeting of stockholders may be postponed by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

                   Section 4. Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, such list being that of the stockholders of record for the purposes of such meeting as established pursuant to Section 5 of ARTICLE VI of these by-laws, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                   Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by applicable law or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, where such request is made pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies (the "whole board"), or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation then issued and


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         outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting. In the event that the corporation so receives any such request by such requisite number of stockholders, the board of directors shall promptly, but in all events within ten days after the date on which such request is so received, adopt a resolution fixing the record date therefor (which shall be a date within twenty business days of such resolution), and such special meeting shall be held on such date as is determined by the whole board, the president or the secretary, but in any event not less than ten days nor more than sixty days after such record date.

                   Section 6. Notice of Special Meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, to each stockholder entitled to vote at such meeting. Special meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 2 of ARTICLE IV of these by-laws. Any previously scheduled special meeting of stockholders may be postponed and/or cancelled by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

                   Section 7. Quorum and Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by applicable law or by the certificate of incorporation. The chairman of the meeting or a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, whether or not there is such a quorum. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjournment meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                   The chairman of any meeting of stockholders shall be the chairman of the board of directors, unless the board of


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         directors shall by resolution prior to such meeting designate another person as chairman of such meeting.

                   Section 8. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which express provision of applicable law or of the certificate of incorporation or of these by-laws a different vote is required in which case such express provision shall govern and control the decision of such question.

                   Section 9. Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                   Section 10.  Notice of Stockholder Business and
         Nominations.

                   (A)  Annual Meetings of Stockholders.

                        (1) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this Section 10(A) of this ARTICLE II of these by-laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 10(A) of this ARTICLE II of these by-laws.

                        (2)  For nominations or other business to be
              properly brought before an annual meeting by a stockholder pursuant to Section 10(A)(1)(c) of this ARTICLE II of these by-laws, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 70th day nor earlier than the close of business on the 90th day prior


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              to the first anniversary of the preceding year's annual
              meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
              (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                        (3)  Notwithstanding anything in the second
              sentence of Section 10(A)(2) of this ARTICLE II of these by-laws to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 10(A) of


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              this ARTICLE II of these by-laws shall also be considered
              timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

                   (B)  Special Meetings of Stockholders.

                        (1) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the board of directors or (c) by a request of stockholders calling for the meeting made in accordance with Section 5 of this ARTICLE II of these by-laws where such request complies with the notice procedures set forth in this Section 10(B) of this ARTICLE II of these by-laws.

                        (2)  For nominations or other business to be
              properly brought before a special meeting pursuant to
              Section 10(B)(1)(c) of this ARTICLE II of these by-laws, the request of stockholders pursuant to which such meeting was called shall set forth all information required by the fourth sentence of Section 10(A)(2) of this ARTICLE II of these by-laws and such other business must otherwise be a proper matter for stockholder action.

                        (3)  In the event the corporation calls a
              special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Section 10(A)(2) of this
              ARTICLE II of these by-laws shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.



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                   (C)  General.

                        (1)  Only such persons who are nominated in
              accordance with the procedures set forth in this Section 10 of this ARTICLE II of these by-laws shall be eligible to be elected at a meeting of stockholders to serve as directors and only such business shall be considered and transacted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 10 of this ARTICLE II of these by-laws. Except as otherwise provided by applicable law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 10 of this
              ARTICLE II of these by-laws and, if any proposed nomina-tion or business is not in compliance with this Section 10 of this ARTICLE II of these by-laws, to declare that such defective proposal or nomination shall be disregarded.

                        (2)  For purposes of this Section 10 of this
              ARTICLE II of these by-laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                        (3) Notwithstanding the foregoing provisions of this Section 10 of this ARTICLE II of these by-laws, a stockholder referred to in this Section 10 of this ARTICLE II of these by-laws shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 10 of this ARTICLE II of these by-laws. Nothing in Section 10 of this ARTICLE II of these by-laws shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

                   Section 11. Inspectors of Elections; Opening and Closing the Polls. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers,


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         employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by applicable law.

                   The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                   Section 12. Stockholder Action by Consent in Writing. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                   Section 13. Record Date of Action by Consent in Writing. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting as provided for in Section 12 of this ARTICLE II of these by-laws, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by a consent in writing shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of


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         directors pursuant to the first sentence of this Section 13 of this ARTICLE II of these by-laws). If no record date has been fixed by the board of directors pursuant to the first sentence of this Section 13 of this ARTICLE II of these by-laws or otherwise within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed consent in writing setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

                   Section 14. Inspectors of Consent in Writing. In the event of the delivery, in the manner provided by Section 13 of this ARTICLE II of these by-laws, to the corporation of the requisite consent or consents in writing to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by consent in writing without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 13 of this ARTICLE II of these by-laws represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 14 of this ARTICLE II of these by-laws shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                   Section 15. Effectiveness of Consent in Writing. Every consent in writing shall bear the date of signature of









         each stockholder who signs the consent and no consent in writing shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent in writing delivered in accordance with Section 13 of this ARTICLE II of these by-laws, a consent or consents in writing signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 13 of this ARTICLE II of these by-laws.


                                   ARTICLE III

                                BOARD OF DIRECTORS

                   Section 1. Number, Tenure and Qualifications. The number of directors which shall constitute the whole board shall be not less than three nor more than thirteen. The first board shall consist of three directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this ARTICLE III of these by-laws, and each director elected shall hold office until his successor shall have been duly elected and qualified. Directors need not be stockholders.

                   Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election of directors and until such director's successor shall have been duly elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by applicable law. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created direc-torships, or to replace the directors chosen by the directors then in office.

                   Section 3. General Powers. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not









         by applicable law or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                        MEETING OF THE BOARD OF DIRECTORS

                   Section 4.  Place of Meetings.  The board of
         directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

                   Section 5. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                   Section 6. Special Meetings. Special meetings of the board may be called by the president, and shall be called by the president or secretary on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary on the written request of the sole director.

                   Section 7. Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these by-laws, as provided under Section 1 of
         ARTICLE VIII of these by-laws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in the manner provided for in Section 2 of ARTICLE IV of these by-laws.

                   Section 8. Quorum. At all meetings of the board a majority of the whole board shall constitute a quorum for the









         transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by applicable law or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

                   Section 9. Action by Consent of Board of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any commitment thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                   Section 10. Conference Telephone Meetings. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

                   Section 11. Designation and Powers of Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

                   Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, including without limitation the power to declare dividends, to authorize the issuance of the corporation's capital stock and to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law









         of the State of Delaware, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
         Section 151(a) of the General Corporation Law of the State of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), adopting an agreement of merger or consolidation (except pursuant to Section 253 of the General Corporation Law of the State of Delaware), recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined, from time to time, by resolution adopted by the board of directors.

                   Section 12. Meetings of Committees. A majority of any committee may determine its action and fix the time and place of its meetings, unless the board of directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in
         Section 7 of this ARTICLE III of these by-laws. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

                   Section 13. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

                   Section 14. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of










         directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                               REMOVAL OF DIRECTORS

                   Section 15. Unless otherwise restricted by the certificate of incorporation or by applicable law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.


                                    ARTICLE IV

                                     NOTICES

                   Section 1. Whenever, under the provisions of applicable law or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder or any member of any committee of the board of directors, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Such further notice shall be given as may be required by applicable law. Notice to directors shall be given in accordance with
         Section 7 of ARTICLE III of these by-laws.

                   Section 2. Whenever any notice is required to be given under the provisions of applicable law or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Neither the business transacted at, nor the purpose of, any annual or special meeting of stockholders or the board of directors or any committee thereof need be specified in any waiver of notice of such meeting.












                                    ARTICLE V

                                     OFFICERS

                   Section 1.  Officers Chosen by the Board of
         Directors. The officers of the corporation shall be chosen by the board of directors and there shall be a chief executive officer, a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, including executive or assistant vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

                   Section 2. Term of Office. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, a president, one or more vice-presidents, a secretary and a treasurer.

                   Section 3. Other Officers. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined, from time to time, by the board.

                   Section 4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

                   Section 5. Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the whole board. Any vacancy occurring in any office of the corporation filled by the board of directors or any newly created office of the corporation to be filled by the board of directors shall be filled by the board of directors.

                   Section 6. Officers Appointed by the President. The president may appoint such officers, other than those that shall be chosen by the board of directors pursuant to Section 1 of this ARTICLE V of these by-laws, and such agents as may be necessary or desirable for the conduct of the business of the corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be provided by the board of directors or any committee thereof or the president, as the case may be. Any such officer or agent appointed by the president may be removed by the president.









         Any vacancy in an office appointed by the president may be filled by the president.

                      THE CHAIRMAN OF THE BOARD OF DIRECTORS

                   Section 7. The chairman of the board of directors shall preside at all meetings of the board of directors.
         Except as the board of directors shall authorize the execution thereof in some other manner, he or the president shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by applicable law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                                THE PRESIDENT AND
                           THE CHIEF EXECUTIVE OFFICER

                   Section 8. The president shall serve as the chief executive officer of the corporation, and have the general powers and duties of supervision and management usually vested in the office of president of a corporation, including direct supervision of the day to day activities of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

                   Section 9. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by applicable law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                                THE VICE-PRESIDENT

                   Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The corporation is authorized to designate executive vice presidents or assistant vice presidents. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.










                      THE SECRETARY AND ASSISTANT SECRETARY

                   Section 11. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary shall have authority to affix the same to any instru-ment requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any officer to affix the seal of the corporation and to attest the affixing by his signature.

                   Section 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE TREASURER AND ASSISTANT TREASURERS

                   Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

                   Section 14. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

                   Section 15. If required by the board of directors, he shall give the corporation a bond (which shall be renewed









         every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                   Section 16. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there shall be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                                    ARTICLE VI

                             CERTIFICATES FOR SHARES

                   Section 1. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation, by the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

                   Within a reasonable time after the issuance or transfer of uncertified stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and qualifications, limitations or restrictions of such preferences and/or rights.

                   Section 2.  Any or all the signatures on a
         certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is










         issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

                   Section 3. The board of directors or any financial officer may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors or any financial officer may, in its or his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representatives, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it or he may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

                   Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence or succession, assignation or authority to transfer, with such proof of the authenticity of all necessary signatures as the corporation or its agents may reasonably require, it shall be the duty of the corporation to issue a new certificate for not more than the same number of shares (appropriately adjusted for any dividends paid in shares of the corporation, or any subdivision, combination or reclassification of the shares of the corporation), to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

                                FIXING RECORD DATE

                   Section 5.  In order that the corporation may
         determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or









         entitled to receive payment of any dividend or other distri-bution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action (except with regard to determining the stockholders entitled to express consent to corporate action in writing without a meeting, in which case such record date shall be fixed in accordance with Section 13 of ARTICLE II of these by-
         laws). A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourn-ment meeting.

                             REGISTERED STOCKHOLDERS

                   Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                                GENERAL PROVISIONS

                                    DIVIDENDS

                   Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                   Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors









         may modify or abolish any such reserve in the manner in which it was created.

                                 ANNUAL STATEMENT

                   Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                               CHECKS AND CONTRACTS

                   Section 4.  Except as otherwise required by
         applicable law or of the certificate of incorporation or of these by-laws, all checks, demands for money , notes, contracts or other instruments of, or executed on behalf of, the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate. Such authority may be general or confined to specific instances as the board of directs may determine. Subject to any restrictions imposed by the board of directors or the chairman of the board of directors, the president and/or any vice-president of the corporation may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

                                   FISCAL YEAR

                   Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                       SEAL

                   Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                          INDEMNIFICATION AND INSURANCE

                   Section 7. (A) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer









         of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7(C) of this ARTICLE VII of these by-laws, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors. The right to indemnification conferred in this Section 7 of this
         ARTICLE VII of these by-laws shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within 20 days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 7 of this ARTICLE VII of these by-laws or otherwise.











                   (B) To obtain indemnification under this Section 7 of this ARTICLE VII of these by-laws, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 7(B) of this ARTICLE VII of these by-laws, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change of Control (as hereinafter defined), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

                   (C) If a claim under Section 7(A) of this ARTICLE VII of these by-laws is not paid in full by the corporation within thirty days after a written claim pursuant to Section 7(B) of this ARTICLE VII of these by-laws has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the









         corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the ac-tion or create a presumption that the claimant has not met the applicable standard of conduct.

                   (D) If a determination shall have been made pursuant to Section 7(B) of this ARTICLE VII of these by-laws that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 7(C) of this ARTICLE VII of these by-laws.

                   (E)  The corporation shall be precluded from
         asserting in any judicial proceeding commenced pursuant to
         Section 7(C) of this ARTICLE VII of these by-laws that the procedures and presumptions of this Section 7 of this ARTICLE VII of these by-laws are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Section 7 of this ARTICLE VII of these by-laws.

                   (F) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 7 of this ARTICLE VII of these by-laws shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-laws, agreement, vote of stockholders or Disinterested Direc-tors or otherwise. No repeal or modification of this Section 7 of this ARTICLE VII of these by-laws shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

                   (G) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation









         would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 7(H) of this ARTICLE VII of these by-laws, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

                   (H) The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the corporation to the fullest extent of the provisions of this Section 7 of this ARTICLE VII of these by-laws with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

                   (I) If any provision or provisions of this Section 7 of this ARTICLE VII of these by-laws shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
         (1) the validity, legality and enforceability of the remaining provisions of this Section 7 of this ARTICLE VII of these by-laws (including, without limitation, each portion of any subsection of this Section 7 of this ARTICLE VII of these by-laws containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Section 7 of this ARTICLE VII of these by-laws (including, without limitation, each such portion of any subsection of this Section 7 of this ARTICLE VII of these by-laws containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                   (J) For purposes of this Section 7 of this ARTICLE VII of these by-laws:

                        (1)  "Change of Control" means:

                             (a)  The acquisition by any individual,
                   entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or









                   more of either (i) the then outstanding shares of common stock of the corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this Section 7(J)(1)(a) of this ARTICLE VII of these by-laws, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the corporation, (ii) any acquisition by the corporation,
                   (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the corporation or any other corporation controlled by the corporation or (iv) any acquisition by any other corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 7(J)(1)(c) of this ARTICLE VII of these by-laws; or

                             (b)  Individuals who, as of the date
                   hereof, constitute the board of directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors; or

                             (c)  Consummation of a reorganization,
                   merger or consolidation or sale or other disposition of all or substantially all of the assets of the corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the









                   then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, another corporation which as a result of such transaction owns the corporation or all or substantially all of the corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board of directors, providing for such Business Combination; or

                             (d)  Approval by the stockholders of the
                   corporation of a complete liquidation or dissolution of the corporation.

                        (2) "Disinterested Director" means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

                        (3) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant's rights under this Section 7 of this ARTICLE VII of these by-laws.









                   (K) Any notice, request or other communication required or permitted to be given to the corporation under this
         Section 7 of this ARTICLE VII of these by-laws shall be in writing and either delivered in person or sent by telex, telegram or facsimile transmission, or overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the secretary of the corporation and shall be effective only upon receipt by the secretary.


                                     PROXIES

                   Section 8. Unless otherwise provided by resolution adopted by the board of directors, the president or any vice-president may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                   ARTICLE VIII

                                    AMENDMENTS

                   Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.




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